UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 15, 2022

Bank First Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-38676	39-1435359
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 North 8th Street, Manitowoc, WI	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(920) 652-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.01	Completion of Acquisition or Disposition of Assets

Effective August 12, 2022, Bank First Corporation, a Wisconsin corporation (“BFC”) completed its previously-announced merger (the “Merger”) with Denmark Bancshares, Inc., a Wisconsin corporation (“DBI”), pursuant to that certain Agreement and Plan of Merger by and between BFC and DBI, dated as of January 18, 2022, (the “Merger Agreement”).  At the closing, DBI merged with and into BFC, with BFC as the surviving corporation.  Following the Merger, DBI’s wholly-owned subsidiary bank, Denmark State Bank, merged with and into BFC’s wholly-owned subsidiary bank, Bank First, N.A. (“Bank First”), with Bank First as the surviving bank and continuing its corporate existence under the name “Bank First, N.A.” (the “Bank Merger”, and together with the Merger, the “Mergers”).

Pursuant to the Merger Agreement, DBI shareholders are entitled to receive for each share of DBI common stock outstanding prior to the Merger either (i) $38.10 in cash or (ii) 0.5276 of a share of BFC’s common stock, subject to customary proration and allocation procedures such that at least 80% of DBI shares will receive the stock consideration and no more than 20% of DBI shares will receive the cash consideration. As a result of the Mergers, BFC will issue approximately 1,579,508 shares of BFC common stock and pay approximately $3,996,443 in cash to former DBI shareholders.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to BFC's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 19, 2022.

Item 8.01	Other Events.

On August 15, 2022, BFC issued a press release announcing the completion of the Mergers. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Company intends to file the financial statements of the business acquired under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

The Company intends to file pro forma financial information under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Bank First Corporation dated August 15, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK FIRST CORPORATION

Date:	August 15, 2022	By:	/s/ Kevin LeMahieu
Kevin LeMahieu
Chief Financial Officer